KEMPER
QUANTITATIVE EQUITY FUND

ANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED NOVEMBER 30, 1996

Seeking growth of capital and reduction of risk

                  " . . .    our research and stock-picking
             capabilities, coupled with disciplined adherence to
       the 'growth at a reasonable price' philosophy, gave us an edge."


                                                   [KEMPER FUNDS LOGO]

CONTENTS
2
At a Glance
2
Terms to Know
3
Economic Overview
5
Performance Update
8
Industry Sectors
9
Largest Holdings
10
Portfolio of Investments
12
Report of  Independent Auditors
13
Financial Statements
15
Notes to Financial Statements
19
Financial Highlights

AT A GLANCE
-------------------------------------------------------------------------------
KEMPER QUANTITATIVE EQUITY FUND
TOTAL RETURNS
-------------------------------------------------------------------------------
FOR THE NINE-MONTH PERIOD ENDED NOVEMBER 30, 1996
(UNADJUSTED FOR ANY SALES CHARGE)

                                      [BAR GRAPH]

-------------------------------------------------------------------------------

CLASS A                 17.18%
CLASS B                 16.33%
CLASS C                 16.44%
LIPPER
GROWTH FUNDS
 CATEGORY AVERAGE*      15.71%
-------------------------------------------------------------------------------

Returns are historical and do not represent future performance results. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.


-------------------------------------------------------------------------------
NET ASSET VALUE
-------------------------------------------------------------------------------
                              AS OF      AS OF
                             11/30/96   2/15/96
-------------------------------------------------------------------------------
KEMPER QUANTITATIVE EQUITY
FUND CLASS A                  $11.12     $ 9.50
-------------------------------------------------------------------------------
KEMPER QUANTITATIVE EQUITY
FUND CLASS B                  $11.04     $ 9.50
-------------------------------------------------------------------------------
KEMPER QUANTITATIVE EQUITY
FUND CLASS C                  $11.05     $ 9.50
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

TERMS TO KNOW

FUNDAMENTAL RESEARCH This research includes analysis of the balance sheets and income statements of companies used to forecast their future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in helping predict future trends in these indicators and of a company's success or failure. By appraising a firm's prospects, this analysis may be used to help assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

GROWTH STOCK The stock of a company whose earnings growth has consistently exceeded the growth rate of the overall market and whose growth is expected to continue or accelerate.

INDEX An unmanaged group of stocks that is considered representative of the stock or bond markets. An index does not take into account any fees or expenses related to the individual securities that it tracks. However, for performance comparisons, the index is adjusted to reflect reinvestment of dividends of the securities in the index.

INTRINSIC VALUE Valuation determined by applying data inputs to a valuation theory or model. The resulting value is compared to the prevailing market price.

QUANTITATIVE Analysis dealing with measurable factors as distinguished from such qualitative considerations as the character of management or the state of employee morale. Examples of quantitative analysis include the value of assets; the cost of capital; the historical and projected patterns of sales, costs and profitability and a wide range of considerations in the areas of economics.

SECTOR A specific industry group.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $79 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL
MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we begin a new year, it's remarkable how eventful 1996 was and yet, economically, we are essentially where we were one year ago.

     The fundamentals of the economy are remarkably similar. Long-term interest rates are approximately 6.5% compared to the 6.5% to 7% range they were in during the first half of 1996. We believe the economy is growing at a rate of approximately 2.5%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and one year ago is that prices of the stocks are on average up 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

     - EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent years but positive nonetheless.

     - INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

     - LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, will continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]


                         NOW (12/31/96)    6 MONTHS AGO      1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)        6.30         6.87                5.65           7.78
PRIME RATE (2)                  8.25         8.25                8.50           8.50
INFLATION RATE(3)*              3.19         2.75                2.60           2.61
THE U.S. DOLLAR (4)             4.36         8.55               -0.57          -5.29
CAPITAL GOODS ORDERS (5)*       2.69         1.85               13.09           3.68
INDUSTRIAL PRODUCTION (5)*      4.40         4.12                1.08           6.43
EMPLOYMENT GROWTH (6)           2.17         2.19                1.57           3.52


(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflations has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of November 30, 1996.

SOURCE: ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.



     With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

January 9, 1997

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

PERFORMANCE UPDATE

[BUKOWSKI PHOTO]

DANIEL J. BUKOWSKI IS A SENIOR VICE PRESIDENT AND DIRECTOR OF QUANTITATIVE RESEARCH FOR ZURICH KEMPER INVESTMENTS, INC. (ZKI). BUKOWSKI ALSO MANAGES KEMPER QUANTITATIVE EQUITY FUND. HE HAS MORE THAN 10 YEARS OF EXPERIENCE IN THE CAPITAL MARKETS AND HOLDS A BACHELOR'S DEGREE AND AN M.B.A. FROM THE UNIVERSITY OF CHICAGO.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

DETAILED ANALYSIS WITH AN EMPHASIS ON VALUATION HELPED KEMPER QUANTITATIVE EQUITY FUND ACHIEVE EXCEPTIONAL RETURNS DURING 1996. PORTFOLIO MANAGER
DAN BUKOWSKI DISCUSSES THE STRATEGIES THAT BOOSTED PERFORMANCE AND HIS OUTLOOK FOR 1997.

Q    KEMPER QUANTITATIVE EQUITY FUND HAS ENJOYED RELATIVELY STRONG
PERFORMANCE, WITH CLASS A SHARES (UNADJUSTED FOR SALES CHARGE) GAINING 17.18% DURING THE PERIOD ENDED NOVEMBER 30, 1996, COMPARED TO THE 15.71% AVERAGE FOR THE LIPPER GROWTH FUND CATEGORY.

A    That's right. Amid a very good year for stocks in general, our research and stock-picking capabilities -- coupled with disciplined adherence to the "growth at a reasonable price" philosophy -- gave us an edge.

Q    ALAN GREENSPAN, CHAIRMAN OF THE FEDERAL RESERVE BOARD, RECENTLY MADE A
COMMENT ABOUT "IRRATIONAL EXUBERANCE" IN THE MARKET. WITH THE DOW JONES INDUSTRIAL AVERAGE WELL OVER THE 6,000 MARK, DO YOU FIND THAT STOCK VALUES HAVE BECOME OVEREXTENDED?

A    Not necessarily. It's been a great year for large cap, blue chip companies and many of those stocks do appear to be fully valued. However, the market still offers some compelling valuations, particularly among mid-cap growth stocks. In recent months we've added to the fund's exposure in mid-caps with purchases of Auto Zone, Consolidated Stores Corp. and Heilig-Meyers. While a modest correction may occur, our research indicates that fundamentals are still fairly strong and should support additional growth. We're in a stock picker's market right now, which plays into our research capabilities.

Q    SINCE KEMPER QUANTITATIVE EQUITY FUND IS STILL A RELATIVELY NEW MEMBER OF
THE KEMPER FAMILY, WOULD YOU BRIEFLY REVIEW THE PROCESS YOU FOLLOW IN CHOOSING A STOCK FOR THE PORTFOLIO?

A    I work with our team of analysts who attempt to identify stocks that, from a purely quantitative perspective, offer the most attractive "upside" potential. Using a fairly sophisticated computer model, we compare different combinations of these stocks to identify the "optimal" combination of risk and return.

     This process allows us to balance any overweighting in a particular stock by underweighting another stock that has a similar risk profile, or overweighting a stock with complementary risk characteristics. By staying disciplined regarding this process, we arrive at a portfolio of classic growth stocks that attempts to track the characteristics of our benchmark -- the Russell 1000 Growth Index. By staying in line with the index, we seek to control risk relative to the overall market for growth stocks.

     Our emphasis on valuation gives the fund a somewhat "contrarian" profile. That is, we concentrate on stocks that are selling below their intrinsic value. These are stocks whose prices have been driven below what their underlying fundamentals would

PERFORMANCE UPDATE

warrant because the market has overreacted to something like an earnings disappointment or a delay in bringing a new product to market.

Q    ARE THERE ANY PARTICULAR MARKET SECTORS YOU FAVOR?

A    The fund is overweighted relative to the benchmark in financial and technology stocks. Financials have been strong performers all year, and our overweighting has certainly boosted our relative performance. We like banking stocks such as First Chicago NBD Corp., First USA and NationsBank.

     Technology has been a difficult sector this year, moving up then down and, more recently, back up again. Success in this area has been very stock-specific, requiring a watchful eye on valuations. Using our proprietary models, we turned the sector's volatility to our advantage, taking profits when stocks reached our established price targets and purchasing quality companies on temporary setbacks. As of November 30, 1996, Compaq Computer Corp. and 3Com Corporation were among the fund's largest positions.

     We also like consumer non-durable stocks, which account for the fund's biggest sector play as of November 30. The fund held a fairly sizable position in Procter & Gamble for a short period, and it did well for us. But instead of such traditional names, we've tended to favor a diverse selection of leisure (Brunswick Corp., Mattel, Inc.), entertainment (Walt Disney Company, Carnival Corp., Viacom International) and retail (Consolidated Stores Corp., Circuit City Stores) stocks. During the summer we added a few restaurant stocks (Outback Steakhouse and Lone Star Steakhouse & Saloon) that had been beaten up and offered compelling valuations. We also like Philip Morris Companies and UST, Inc., both of which are among the fund's top 10 holdings.

Q    TOBACCO STOCKS STIR UP STRONG FEELINGS FOR A LOT OF INVESTORS. HAVE YOU
CONSIDERED TRIMMING OR ELIMINATING THE FUND'S POSITIONS IN THESE COMPANIES?

A    Not due to the nature of their business. My job as a money manager is to reduce emotional and personal biases from the investment process. On a fundamental basis, these companies have contributed significantly to the fund's performance and continue to offer outstanding value. In the case of Philip Morris, the strength of the Kraft Foods and Miller Brewing divisions are reason enough to own the stock. If we were to see these stocks become fully valued, or if a problem were to arise regarding the companies' fundamentals, we would certainly look at selling.

Q    WHAT IS YOUR OUTLOOK FOR 1997?

A    At this point (mid-December, 1996) we anticipate a slower economy but not a recession. Industrial production appears to be neutral, inflation should stay in check and interest rates should remain relatively flat, although we may see a slight decline. This is a good environment for growth stocks, although we probably won't see the double-digit returns we've had over the past two years. We intend to remain fully invested and stay the course.

PERFORMANCE UPDATE

------------------------------------------------------------------------------
TOTAL RETURNS*
------------------------------------------------------------------------------

FOR THE PERIOD ENDED NOVEMBER 30, 1996 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                        LIFE OF
                                                                         CLASS
--------------------------------------------------------------------------------------------------
KEMPER QUANTITATIVE EQUITY FUND CLASS A                                  10.32%    (since 2/15/96)
--------------------------------------------------------------------------------------------------
KEMPER QUANTITATIVE EQUITY FUND CLASS B                                  12.21%    (since 2/15/96)
--------------------------------------------------------------------------------------------------
KEMPER QUANTITATIVE EQUITY FUND CLASS C                                  15.32%    (since 2/15/96)
--------------------------------------------------------------------------------------------------

                                 [LINE GRAPH]

-----------------------------------------------------------------------------
 Growth of an assumed $10,000 investment in
 Kemper Quantitative Equity Fund Class A FROM 2/29/96 THROUGH 11/30/96
-----------------------------------------------------------------------------

                                             2/29/96     6/30/96    11/30/96
-----------------------------------------------------------------------------
 Kemper Quantitative Equity Fund Class A(1)    10000       9692      11043
 Russell 1000 Growth Index+                    10000       10587     11933
 Standard & Poor's 500 Stock Index++           10000       10026     12018

                                 [LINE GRAPH]

----------------------------------------------------------------------------
 Growth of an assumed $10,000 investment in
 Kemper Quantitative Equity Fund Class B FROM 2/29/96 THROUGH 11/30/96
----------------------------------------------------------------------------

                                             2/29/96     6/30/96     11/30/96
-----------------------------------------------------------------------------
Kemper Quantitative Equity Fund Class B(1)     10000       10242     11633
Russell 1000 Growth Index+                     10000       10026     11933
Standard & Poor's 500 Stock Index++            10000       10587     12018


                                 [LINE GRAPH]

-----------------------------------------------------------------------------
 Growth of an assumed $10,000 investment in
 Kemper Quantitative Equity Fund Class C FROM 2/29/96 THROUGH 11/30/96
-----------------------------------------------------------------------------

                                             2/29/96  6/30/96  11/30/96
Kemper Quantitative Equity Fund Class C        10000       10253     11644
Russell 1000 Growth Index+                     10000       10026     11933
Standard & Poor's 500 Stock Index              10000       10587     12018

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A shares adjustment for the maximum sales charge of 5.75% and for Class B shares adjustment for the applicable contingent deferred sales charge (CDSC) of 3%. The maximum Class B share CDSC is 4%. For Class C shares purchased on or after April 1, 1996, there is a 1% CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares and the contingent deferred sales charge in effect at the end of the period for Class B shares. In comparing Kemper Quantitative Equity Fund to the indices, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices.

+ The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

++ The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

INDUSTRY SECTORS


A COMPARISON WITH THE RUSSELL 1000 GROWTH INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of Kemper Quantitative Equity Fund represented on November 30, 1996, compared to the industry sectors that make up the fund's benchmark, the Russell 1000 Growth Index.


                        [RUSSELL COMPARISON BAR GRAPH]

                           KEMPER QUANTITATIVE FUND        RUSSELL 1000 GROWTH
                                ON 11/30/96                  INDEX ON 11/30/96
CONSUMER NONDURABLES                31.3%                            32.5%

TECHNOLOGY                          24.2%                            23.4%

HEALTH CARE                         13.1%                            18.8%

FINANCE                              9.3%                             4.7%

UTILITIES                            5.4%                             3.5%

CONSUMER DURABLES                    5.0%                             0.5%

CAPITAL GOODS                        4.9%                            10.3%

ENERGY                               3.6%                             2.5%

BASIC INDUSTRIES                     1.7%                             3.5%

TRANSPORTATION                       1.5%                             0.3%


* The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
REPRESENTING 23.6% OF THE FUND'S TOTAL NET ASSETS ON NOVEMBER 30, 1996

--------------------------------------------------------------------------------
Holdings                                                                 Percent
--------------------------------------------------------------------------------

1.   COMPAQ        Designs, develops, manufactures and markets personal    2.9%
     COMPUTER      computers for business and professional users.
     CORP.

2.   WALT          Develops and produces family entertainment such as      2.6%
     DISNEY        theme parks and resorts, film, television and consumer
     COMPANY       products.

3.   PHILIP        The largest cigarette maker in the U.S. Through its     2.5%
     MORRIS        Miller Brewing subsidiary, it is also the country's
     COMPANIES     second-largest brewer. This company is also a major
                   branded food producer through its Kraft and General
                   Foods subsidiaries.

4.   U.S.          Designs, markets and supports high performance data     2.4%
     ROBOTICS      communications products and systems targeted to
                   business and professional users. Product line includes
                   dial-up modems, network management systems and data
                   communications software.

5.   UST,          Manufactures and sells moist snuff, wine and other      2.3%
     INC.          products.

6.   3COM          Established in 1979, 3Com pioneered the data            2.3%
     CORPORATION   networking industry. Today, 3Com offers a broad range
                   of global data networking solutions that include
                   routers, hubs, LAN switches and adapters.

7.   GENERAL       A broadly diversified company with major businesses in  2.3%
     ELECTRIC      power generators, appliances, lighting, plastics,
     CO.           medical systems, aircraft engines, financial services
                   and broadcasting.

8.   VIACOM        Operates four business units: Entertainment (produces   2.2%
     INTERNATIONAL and distributes movies and television shows through
                   Paramount Studios); Networking and Broadcasting
                   (Showtime, Nickelodeon, MTV, VH1 and The Movie
                   Channel); Publishing (Simon & Schuster); and Video and
                   Music/Theme Parks (Blockbuster video rentals).

9.   EMC           Designs, manufactures and markets enhancement products  2.1%
     CORP.         for minicomputers and other computer systems.

10.  MERCK &       A leading research-driven pharmaceutical products and   2.0%
     CO.,          services company. Merck discovers, develops,
     INC.          manufactures and markets a broad range of innovative
                   products to improve human and animal health.

* The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER QUANTITATIVE EQUITY FUND

PORTFOLIO OF INVESTMENTS AT NOVEMBER 30, 1996

------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                NUMBER OF SHARES         VALUE
------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--1.7%        (a)FMC Corp.                                              1,000    $   77,000
------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--4.9%              Emerson Electric Co.                                     700        69,000
                                 General Electric Co.                                   1,000       104,000
                                 York International Corp.                               1,000        53,000
                                 ---------------------------------------------------------------------------
                                                                                                    226,000
------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--24.5%     (a)AutoZone                                               2,600        64,000
                                 Brunswick Corp.                                        3,300        84,000
                                 Carnival Corp.                                         2,600        82,000
                                 Circuit City Stores                                    2,000        67,000
                              (a)Consolidated Stores Corp.                              2,100        78,000
                              (a)Cox Communications Inc.                                2,000        41,000
                                 Walt Disney Company                                    1,600       118,000
                              (a)Liberty Media Group, "A"                               2,200        55,000
                              (a)Lone Star Steakhouse & Saloon                          3,000        86,000
                                 Mattel, Inc.                                           2,800        86,000
                              (a)Outback Steakhouse                                     2,600        75,000
                              (a)Tele-Communications, Inc.                              4,000        54,000
                              (a)Toys R Us                                              1,700        59,000
                              (a)Viacom International, "B"                              2,700       102,000
                                 Wendy's International                                  3,600        77,000
                                 ---------------------------------------------------------------------------
                                                                                                  1,128,000
------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--4.9%          Heilig-Meyers                                          6,000        83,000
                                 Leggett & Platt Incorporated                           2,500        77,000
                                 Singer Company N.V.                                    3,000        67,000
                                 ---------------------------------------------------------------------------
                                                                                                    227,000
------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--6.7%           American Greetings Corp.                               3,000        85,000
                                 Philip Morris Companies                                1,100       113,000
                                 UST, Inc.                                              3,300       108,000
                                 ---------------------------------------------------------------------------
                                                                                                    306,000
------------------------------------------------------------------------------------------------------------
ENERGY--3.6%                     Amerada Hess Corp.                                     1,300        77,000
                                 Union Texas Petroleum Holdings                         4,000        89,000
                                 ---------------------------------------------------------------------------
                                                                                                    166,000
------------------------------------------------------------------------------------------------------------
FINANCE--9.3%                    First Chicago NBD Corp.                                1,500        88,000
                                 First USA                                              2,500        82,000
                                 First Union Corp.                                        700        53,000
                                 ITT Hartford Group                                       400        27,000
                                 Jefferson-Pilot Corp.                                    800        47,000
                                 MGIC Investment Corp.                                    500        37,000
                                 Merrill Lynch & Co.                                      400        32,000
                                 NationsBank                                              600        62,000
                                 ---------------------------------------------------------------------------
                                                                                                    428,000
------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF SHARES  VALUE
--------------------------------------------------------------------------------------------------------------
HEALTH CARE--13.1%                  Abbott Laboratories                                 1,600    $   89,000
                                    Astra AB, ADR                                       1,400        68,000
                                 (a)Forest Laboratories                                 1,800        70,000
                                 (a)Foundation Health Corp.                             2,500        73,000
                                    Mallinckrodt Group                                  1,100        48,000
                                    Merck & Co., Inc.                                   1,100        91,000
                                    Sandoz, Ltd.                                        1,300        75,000
                                    United Healthcare Corp.                             2,000        86,000
                                 -----------------------------------------------------------------------------
                                                                                                    600,000
--------------------------------------------------------------------------------------------------------------
TECHNOLOGY--24.1%                (a)Applied Materials, Inc.                             1,900        72,000
                                 (a)Atmel Corporation                                   2,100        69,000
                                 (a)Bay Networks                                        1,300        35,000
                                 (a)Compaq Computer Corp.                               1,700       135,000
                                 (a)DSC Communications Corp.                            3,000        54,000
                                 (a)EMC Corp.                                           3,000        97,000
                                 (a)Gateway 2000                                          400        21,000
                                    International Business Machines                       400        64,000
                                 (a)Learning Company                                    3,700        63,000
                                    Linear Technology Corp.                             1,400        66,000
                                 (a)Maxim Integrated Products                           1,200        56,000
                                 (a)Novellus Systems                                    1,000        58,000
                                 (a)Seagate Technology                                  1,000        40,000
                                 (a)Silicon Graphics Inc.                               3,200        64,000
                                 (a)3Com Corporation                                    1,400       105,000
                                 (a)U.S. Robotics                                       1,400       110,000
                                 -----------------------------------------------------------------------------
                                                                                                  1,109,000
--------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.5%             (a)Lear Corporation                                    1,100        39,000
                                    Ryder System Inc.                                   1,000        30,000
                                 -----------------------------------------------------------------------------
                                                                                                     69,000
--------------------------------------------------------------------------------------------------------------
UTILITIES--5.4%                  (a)AirTouch Communications                             2,000        51,000
                                    Ameritech Corp.                                       500        29,000
                                 (a)Paging Network, Inc.                                5,200        85,000
                                 (a)WorldCom                                            3,500        81,000
                                 -----------------------------------------------------------------------------
                                                                                                    246,000
                                 -----------------------------------------------------------------------------
                                 TOTAL COMMON STOCKS--99.7%
                                 (Cost: $4,150,000)                                               4,582,000
                                 -----------------------------------------------------------------------------
                                 -----------------------------------------------------------------------------
                                                                             PRINCIPAL AMOUNT         VALUE
                                 -----------------------------------------------------------------------------
MONEY MARKET                     Yield--5.22%
INSTRUMENTS--2.2%                Due--December 1996
                                 (Cost: $100,000)                                    $100,000       100,000
                                 -----------------------------------------------------------------------------
                                 TOTAL INVESTMENTS--101.9%
                                 (Cost: $4,250,000)                                               4,682,000
                                 -----------------------------------------------------------------------------
                                 LIABILITIES, LESS OTHER ASSETS--(1.9)%                             (86,000)
                                 -----------------------------------------------------------------------------
                                 NET ASSETS--100%                                                $4,596,000
                                 -----------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $4,250,000 for federal income tax purposes at November 30, 1996, the gross unrealized appreciation was $556,000, the gross unrealized depreciation was $124,000 and the net unrealized appreciation on investments was $432,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER QUANTITATIVE EQUITY FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Quantitative Equity Fund as of November 30, 1996, and the related statements of operations and changes in net assets and the financial highlights for the period from February 15, 1996 (commencement of operations) to November 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Quantitative Equity Fund at November 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the period from February 15, 1996 to November 30, 1996, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          December 20, 1996

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1996


-------------------------------------------------------------------------------------------------------
 ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value
(Cost: $4,250,000)                                                                           $4,682,000
-------------------------------------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                                               20,000
-------------------------------------------------------------------------------------------------------
  Dividends                                                                                       4,000
-------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                              4,706,000
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------------------------------------------------------------

Cash overdraft                                                                                   14,000
-------------------------------------------------------------------------------------------------------
Payable for:
  Investments purchased                                                                          87,000
-------------------------------------------------------------------------------------------------------
  Management fee                                                                                  2,000
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                     1,000
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                          2,000
-------------------------------------------------------------------------------------------------------
  Other                                                                                           4,000
-------------------------------------------------------------------------------------------------------
    Total liabilities                                                                           110,000
-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                   $4,596,000
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------------------

Paid-in capital                                                                              $4,076,000
-------------------------------------------------------------------------------------------------------
Undistributed net realized gain on investments                                                   88,000
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                      432,000
-------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                                  $4,596,000
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($1,746,400 / 157,000 shares outstanding)                                                      $11.12
-------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                                                    $11.80
-------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,121,600 / 101,600 shares outstanding)                                                      $11.04
-------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($880,200 / 79,600 shares outstanding)                                                         $11.05
-------------------------------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($847,800 / 76,100 shares outstanding)                                                         $11.14
-------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM FEBRUARY 15, 1996
(COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1996


-------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS
-------------------------------------------------------------------------------------------------------
  Dividends                                                                                    $ 23,000
-------------------------------------------------------------------------------------------------------
  Interest                                                                                        2,000
-------------------------------------------------------------------------------------------------------
    Total investment income                                                                      25,000
-------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                                 11,000
-------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                       7,000
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                     3,000
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                          7,000
-------------------------------------------------------------------------------------------------------
  Professional fees                                                                              23,000
-------------------------------------------------------------------------------------------------------
  Other                                                                                           1,000
-------------------------------------------------------------------------------------------------------
    Total expenses before expense waiver                                                         52,000
-------------------------------------------------------------------------------------------------------
Less expenses waived and absorbed by investment manager                                          16,000
-------------------------------------------------------------------------------------------------------
    Total expenses after expense waiver                                                          36,000
-------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                             (11,000)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------

  Net realized gain on sales of investments                                                      92,000
-------------------------------------------------------------------------------------------------------
  Net realized loss from futures transactions                                                    (4,000)
-------------------------------------------------------------------------------------------------------
    Net realized gain                                                                            88,000
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                                          432,000
-------------------------------------------------------------------------------------------------------
Net gain on investments                                                                         520,000
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $509,000
-------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------------------
 OPERATIONS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------
  Net investment loss                                                                         $  (11,000)
--------------------------------------------------------------------------------------------------------
  Net realized gain                                                                               88,000
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                                                          432,000
--------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                             509,000
--------------------------------------------------------------------------------------------------------
Net equalization credits                                                                           4,000
--------------------------------------------------------------------------------------------------------
Net increase from capital share transactions                                                   3,983,000
--------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                                   4,496,000
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------------------

Beginning of period                                                                              100,000
--------------------------------------------------------------------------------------------------------
END OF PERIOD                                                                                 $4,596,000
--------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Quantitative Equity Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and, for shares sold on or after April 1, 1996, a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C

NOTES TO FINANCIAL STATEMENTS

                             shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $11,000 for the period ended November 30, 1996.

                             ZKI has agreed to temporarily waive or absorb certain operating expenses of the Fund. Under this arrangement, ZKI waived and absorbed expenses of $16,000 for the period ended November 30, 1996.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                            COMMISSIONS
                                                                        COMMISSIONS          ALLOWED BY
                                                                      RETAINED BY KDI       KDI TO FIRMS
                                                                      ---------------       ------------
                             Period ended
                             November 30, 1996                            $ 1,000               5,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and

NOTES TO FINANCIAL STATEMENTS

                             commissions paid in connection with the sale of Class B and Class C shares are as follows:

                                                               DISTRIBUTION FEES           COMMISSIONS AND
                                                                RECEIVED BY KDI           DISTRIBUTION FEES
                                                            (AFTER EXPENSE WAIVER)      PAID BY KDI TO FIRMS
                                                            -----------------------     ---------------------
                             Period ended
                             November 30, 1996                      $ 6,000                     4,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                         ASF PAID BY        ASF PAID BY
                                                                       THE FUND TO KDI      KDI TO FIRMS
                                                                       ----------------     ------------
                             Period ended
                             November 30, 1996                              $3,000              1,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $1,000 for the period ended November 30, 1996.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the period ended November 30, 1996, the Fund made no payments to its officers or trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the period ended November 30, 1996, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $5,512,000

                             Proceeds from sales                       1,454,000

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                                 FOR THE PERIOD ENDED
                                                                                   NOVEMBER 30, 1996
                                                                                ------------------------
                                                                                SHARES          AMOUNT
                             ---------------------------------------------------------------------------
                              SHARES SOLD
                              Class A                                           162,000       $1,584,000
                             ---------------------------------------------------------------------------
                              Class B                                           103,000        1,004,000
                             ---------------------------------------------------------------------------
                              Class C                                            76,000          756,000
                             ---------------------------------------------------------------------------
                              Class I                                           139,000        1,428,000
                             ---------------------------------------------------------------------------
                             ---------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A                                            (9,000)         (99,000)
                             ---------------------------------------------------------------------------
                              Class B                                            (4,000)         (35,000)
                             ---------------------------------------------------------------------------
                              Class I                                           (63,000)        (655,000)
                             ---------------------------------------------------------------------------
                             ---------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A                                             1,000            8,000
                             ---------------------------------------------------------------------------
                              Class B                                            (1,000)          (8,000)
                             ---------------------------------------------------------------------------
                              NET INCREASE FROM CAPITAL
                              SHARE TRANSACTIONS                                              $3,983,000
                             ---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS



                                                                                                             SEPTEMBER 9
                                                     FEBRUARY 15, 1996 (COMMENCEMENT OF OPERATIONS)              TO
                                                                  TO NOVEMBER 30, 1996                    NOVEMBER 30, 1996
--------------------------------------------------   ---------------   ---------------   --------------   -----------------
      PER SHARE OPERATING PERFORMANCE                   CLASS A            CLASS B           CLASS C           CLASS I
--------------------------------------------------   ---------------   ---------------   --------------   -----------------
Net asset value, beginning of period                     $ 9.50              9.50              9.50              9.67
--------------------------------------------------   ---------------   ---------------   --------------   -----------------
Income from investment operations:
  Net investment income (loss)                               --              (.04)             (.04)               --
--------------------------------------------------   ---------------   ---------------   --------------   -----------------
  Net realized and unrealized gain                         1.62              1.58              1.59              1.47
--------------------------------------------------   ---------------   ---------------   --------------   -----------------
Total from investment operations                           1.62              1.54              1.55              1.47
--------------------------------------------------   ---------------   ---------------   --------------   -----------------
Net asset value, end of period                           $11.12             11.04             11.05             11.14
--------------------------------------------------   ---------------   ---------------   --------------   -----------------
TOTAL RETURN (NOT ANNUALIZED)                             17.05%            16.21             16.32             15.20
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the Fund                              1.48%             2.32              2.33              1.08
--------------------------------------------------   ---------------   ---------------   --------------   -----------------
Net investment loss                                        (.16)%           (1.00)            (1.01)             (.05)
--------------------------------------------------   ---------------   ---------------   --------------   -----------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                   2.26%             3.15              3.12              2.23
--------------------------------------------------   ---------------   ---------------   --------------   -----------------
Net investment loss                                        (.94)%           (1.83)            (1.80)            (1.20)
--------------------------------------------------   ---------------   ---------------   --------------   -----------------

---------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                                                    $4,596,000
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                                                   72%
---------------------------------------------------------------------------------------------------------------------------

Average commission rate paid per share on stock transactions for the period ended November 30, 1996 was $.0555.
---------------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. The investment manager agreed to temporarily waive or absorb certain operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

TRUSTEES AND OFFICERS

TRUSTEES                        OFFICERS

STEPHEN B. TIMBERS              DANIEL J. BUKOWSKI
President and Trustee           Vice President

DAVID W. BELIN                  CHARLES R. MANZONI, JR.
Trustee                         Vice President

LEWIS A. BURNHAM                JOHN E. NEAL
Trustee                         Vice President

DONALD L. DUNAWAY               STEVEN H. REYNOLDS
Trustee                         Vice President

ROBERT B. HOFFMAN               PHILIP J. COLLORA
Trustee                         Vice President
                                and Secretary
DONALD R. JONES
Trustee                         JEROME L. DUFFY
                                Treasurer
DOMINIQUE P. MORAX
Trustee                         ELIZABETH C. WERTH
                                Assistant Secretary
SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                    222 North LaSalle Street
                                    Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT           KEMPER SERVICE COMPANY
                                    P.O. Box 419557
                                    Kansas City, MO 64141
                                    1-800-621-1048

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT        INVESTORS FIDUCIARY TRUST COMPANY
                                    127 West 10th Street
                                    Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS                ERNST & YOUNG LLP
                                    233 South Wacker Drive
                                    Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER                  ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER               KEMPER DISTRIBUTORS, INC.
                                    222 South Riverside Plaza Chicago, IL 60606 http://www.kemper.com

[RECYCLED LOGO]
Printed on recycled paper in the U.S.A.

This report is not to be distributed unless preceded or accompanied by a Kemper Equity
Fund prospectus.

KQEF - 2 (1/97)   1027550
Printed in the U.S.A.                                     [KEMPER FUNDS LOGO]